Exhibit 10.240

SUPPLEMENTAL INDENTURE
SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of March 20, 2015, among Aphrodite Women’s Health, LLC, a Delaware limited liability company and Endo Ventures Cyprus Limited, a limited liability company organized under the laws of the Republic of Cyprus (collectively, the “Guaranteeing Subsidiaries”), subsidiaries of Endo Limited, a private limited company incorporated under the laws of Ireland (the “Company”), the Issuers, the other Guarantors (both, as defined in the Indenture referred to below) and Wells Fargo Bank, National Association, as trustee under the Indenture referred to below (the “Trustee”).
W I T N E S S E T H
WHEREAS, Endo Finance LLC, a Delaware limited liability company, and Endo Finco Inc., a Delaware corporation, have heretofore executed and delivered to the Trustee an indenture, dated as of May 6, 2014, as supplemented by a supplemental indenture, dated as of May 28, 2014, a supplemental indenture, dated as of July 10, 2014, a supplemental indenture, dated as of August 11, 2014, a supplemental indenture, dated as of December 22, 2014, and a supplemental indenture, dated as of February 3, 2015, in each case, among the Issuers, the Guarantors party thereto and the Trustee (as so supplemented, the “Indenture”), providing for the issuance of 7.00% Senior Notes due 2019 (the “Notes”);
WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Issuers’ Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”);
WHEREAS, this Supplemental Indenture has not resulted in a material modification of the Notes for Foreign Account Tax Compliance Act purposes; and
WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
1.    CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
2.    AGREEMENT TO GUARANTEE. Each of the Guaranteeing Subsidiaries hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 10 thereof.
3.    NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Issuers or any Guarantor, as such, will have any liability for any obligations of the Issuers or the Guarantors under the Notes, the Indenture, this Supplemental Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

Exhibit 10.240

4.    NEW YORK LAW TO GOVERN; WAIVER OF JURY TRIAL. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE ISSUERS AND THE GUARANTORS CONSENTS AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR U.S. FEDERAL COURT LOCATED IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, COUNTY OF NEW YORK, STATE OF NEW YORK IN RELATION TO ANY LEGAL ACTION OR PROCEEDING (I) ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS INDENTURE, AS SUPPLEMENTED, THE NOTES, THE GUARANTEES AND ANY RELATED DOCUMENTS AND/OR (II) ARISING UNDER ANY U.S. FEDERAL OR U.S. STATE SECURITIES LAWS IN RESPECT OF THE NOTES, THE GUARANTEES AND ANY SECURITIES ISSUED PURSUANT TO THE TERMS OF THE INDENTURE, AS SUPPLEMENTED. EACH OF THE ISSUERS AND THE GUARANTORS WAIVES ANY OBJECTION TO PROCEEDINGS IN ANY SUCH COURTS, WHETHER ON THE GROUND OF VENUE OR ON THE GROUND THAT THE PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE ISSUERS AND THE GUARANTORS, TO THE EXTENT ORGANIZED OUTSIDE OF THE UNITED STATES, SHALL APPOINT CT CORPORATION SYSTEM, 111 EIGHTH AVENUE, 13TH FLOOR, NEW YORK, NY 10011, AS ITS AGENT FOR SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING AND AGREES THAT SERVICE OF PROCESS UPON SAID AUTHORIZED AGENT SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING. EACH OF THE ISSUERS AND THE GUARANTORS AGREES TO DELIVER, UPON THE EXECUTION AND DELIVERY OF THIS SUPPLEMENTAL INDENTURE, A WRITTEN ACCEPTANCE BY SUCH AGENT OF ITS APPOINTMENT AS SUCH AGENT. EACH OF THE ISSUERS AND THE GUARANTORS, TO THE EXTENT ORGANIZED OUTSIDE OF THE UNITED STATES, FURTHER AGREES TO TAKE ANY AND ALL ACTION, INCLUDING THE FILING OF ANY AND ALL SUCH DOCUMENTS AND INSTRUMENTS, AS MAY BE REASONABLY NECESSARY TO CONTINUE SUCH DESIGNATION AND APPOINTMENT OF CT CORPORATION SYSTEM IN FULL FORCE AND EFFECT FOR SO LONG AS THE INDENTURE, AS SUPPLEMENTED, REMAINS IN FORCE. EACH OF THE ISSUERS, THE TRUSTEE AND THE GUARANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.
5.    COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy (which may be provided via facsimile or other electronic transmission) shall be an original, but all of them together represent the same agreement.
6.    EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.
7.    THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Issuers.

Exhibit 10.240

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

APHRODITE WOMEN’S HEALTH, LLC
as a Guaranteeing Subsidiary

By:	AMERICAN MEDICAL SYSTEMS
HOLDINGS, INC., its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

ENDO VENTURES CYPRUS LIMITED
as a Guaranteeing Subsidiary

By:	/s/ Orla Dunlea
Name:	Orla Dunlea
Title:	Director

[Signature Page to 7.00% Senior Notes due 2019 Supplemental Indenture]

Exhibit 10.240

ENDO FINANCE LLC
as an Issuer
by ENDO LUXEMBOURG FINANCE COMPANY I
S.À R.L., its sole member

By:	/s/ John D. Boyle
Name:	John D. Boyle
Title:	A Manager

By:	/s/ Joost Tulkens
Name:	Joost Tulkens
Title:	B Manager

[Signature Page to 7.00% Senior Notes due 2019 Supplemental Indenture]

Exhibit 10.240

ENDO FINCO INC.
as an Issuer

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Secretary

[Signature Page to 7.00% Senior Notes due 2019 Supplemental Indenture]

Exhibit 10.240

ENDO LLC
ENDO U.S. INC.
each, as a Guarantor

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Secretary

[Signature Page to 7.00% Senior Notes due 2019 Supplemental Indenture]

Exhibit 10.240

DAVA PHARMACEUTICALS, INC.
ENDO HEALTH SOLUTIONS INC.
ENDO PHARMACEUTICALS INC.
ENDO PHARMACEUTICALS SOLUTIONS INC.
ENDO PHARMACEUTICALS VALERA INC.
GENERICS INTERNATIONAL (US PARENT), INC.
GENERICS INTERNATIONAL (US MIDCO), INC.
GENERICS INTERNATIONAL (US HOLDCO), INC.
GENERICS INTERNATIONAL (US), INC.
AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
AMERICAN MEDICAL SYSTEMS, LLC
AMS RESEARCH, LLC
AMS SALES, LLC
LASERSCOPE
each, as a Guarantor

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page to 7.00% Senior Notes due 2019 Supplemental Indenture]

Exhibit 10.240

GENERICS BIDCO I, LLC
VINTAGE PHARMACEUTICALS, LLC
GENERICS BIDCO II, LLC
MOORES MILL PROPERTIES LLC
WOOD PARK PROPERTIES LLC
QUARTZ SPECIALTY PHARMACEUTICALS, LLC
each, as a Guarantor
by GENERICS INTERNATIONAL (US), INC.,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page to 7.00% Senior Notes due 2019 Supplemental Indenture]

Exhibit 10.240

LEDGEMONT ROYALTY SUB LLC
as a Guarantor
by ENDO PHARMACEUTICALS SOLUTIONS INC.,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page to 7.00% Senior Notes due 2019 Supplemental Indenture]

Exhibit 10.240

BOCA PHARMACAL, LLC,
as a Guarantor
by GENERICS INTERNATIONAL (US), INC., its
sole member

By:	/s/ Deanna Voss
Name: Deanna Voss
Title: Assistant Secretary

DAVA INTERNATIONAL, LLC,
as a Guarantor
by DAVA PHARMACEUTICALS, INC., its
sole member

By:	/s/ Deanna Voss
Name: Deanna Voss
Title: Assistant Secretary

DAVA CAPITAL MANAGEMENT, INC.,
as a Guarantor

By:	/s/ Deanna Voss
Name: Deanna Voss
Title: Assistant Secretary

[Signature Page to 7.00% Senior Notes due 2019 Supplemental Indenture]

Exhibit 10.240

AUXILIUM INTERNATIONAL HOLDINGS, INC.
as a Guarantor

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

SLATE PHARMACEUTICALS, INC.
as a Guarantor

By:	/s/ Deanna Voss
Name: Deanna Voss
Title: Assistant Secretary

TIMM MEDICAL TECHNOLOGIES, INC.
as a Guarantor

By:	/s/ Deanna Voss
Name: Deanna Voss
Title: Assistant Secretary

ACTIENT PHARMACEUTICALS LLC
as a Guarantor

BY:	AUXILIUM PHARMACEUTICALS, INC.
its manager

By:	/s/ Deanna Voss
Name: Deanna Voss
Title: Assistant Secretary

[Signature Page to 7.00% Senior Notes due 2019 Supplemental Indenture]

Exhibit 10.240

ACTIENT THERAPEUTICS LLC
as a Guarantor

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

AUXILIUM US HOLDINGS, LLC
as a Guarantor

By:	AUXILIUM PHARMACEUTICALS, INC.,
its manager

By:	/s/ Deanna Voss
Name: Deanna Voss
Title: Assistant Secretary

AUXILIUM PHARMACEUTICALS,INC.
as a Guarantor

By:	/s/ Deanna Voss
Name: Deanna Voss
Title: Assistant Secretary

70 MAPLE AVENUE, LLC
as a Guarantor

BY:	ACTIENT PHARMACEUTICALS LLC,
its manager

BY:	AUXILIUM PHARMACEUTICALS, INC.,
its manager

By:	/s/ Deanna Voss
Name: Deanna Voss
Title: Assistant Secretary

[Signature Page to 7.00% Senior Notes due 2019 Supplemental Indenture]

Exhibit 10.240

TIMM MEDICAL HOLDINGS, LLC
as a Guarantor

BY:	ACTIENT PHARMACEUTICALS LLC,
its manager

BY:	AUXILIUM PHARMACEUTICALS, INC.,
its manager

By:	/s/ Deanna Voss
Name: Deanna Voss
Title: Assistant Secretary

[Signature Page to 7.00% Senior Notes due 2019 Supplemental Indenture]

Exhibit 10.240

ENDO LIMITED
as a Guarantor

By:	/s/ Orla Dunlea
Orla Dunlea
Title: Director

ENDO VENTURES LIMITED
as a Guarantor

By:	/s/ Orla Dunlea
Orla Dunlea
Title: Director

ENDO MANAGEMENT LIMITED
as a Guarantor

By:	/s/ Orla Dunlea
Orla Dunlea
Title: Director

ENDO FINANCE LIMITED
as a Guarantor

By:	/s/ Orla Dunlea
Orla Dunlea
Title: Director

ENDO FINANCE II LIMITED
as a Guarantor

By:	/s/ Orla Dunlea
Orla Dunlea
Title: Director

[Signature Page to 7.00% Senior Notes due 2019 Supplemental Indenture]

Exhibit 10.240

ENDO LUXEMBOURG HOLDING COMPANY S.À R.L.
as a Guarantor

By:	/s/ John D. Boyle
Name:	John D. Boyle
Title:	A Manager

By:	/s/ Joost Tulkens
Name:	Joost Tulkens
Title:	B Manager

ENDO LUXEMBOURG FINANCE COMPANY I S.À R.L.
as a Guarantor

By:	/s/ John D. Boyle
Name:	John D. Boyle
Title:	A Manager

By:	/s/ Joost Tulkens
Name:	Joost Tulkens
Title:	B Manager

ENDO LUXEMBOURG FINANCE COMPANY II S.À R.L.
as a Guarantor

By:	/s/ John D. Boyle
Name:	John D. Boyle
Title:	A Manager

By:	/s/ Joost Tulkens
Name:	Joost Tulkens
Title:	B Manager

[Signature Page to 7.00% Senior Notes due 2019 Supplemental Indenture]

Exhibit 10.240

PALADIN LABS CANADIAN HOLDING INC.
as a Guarantor

By:	/s/ Mark Beaudet
Name:	Mark Beaudet
Title:	President

PALADIN LABS INC.
as a Guarantor

By:	/s/ Mark Beaudet
Name:	Mark Beaudet
Title:	President

[Signature Page to 7.00% Senior Notes due 2019 Supplemental Indenture]

Exhibit 10.240

ENDO VENTURES BERMUDA LIMITED, as a
Guarantor

By:	/s/ Susan Hall
Name: Susan Hall
Title: Director

[Signature Page to 7.00% Senior Notes due 2019 Supplemental Indenture]

Exhibit 10.240

ENDO NETHERLANDS B.V., as a Guarantor

By:	/s/ Robert J. Cobuzzi
Name: Robert J. Cobuzzi
Title: Managing Director A

By:	/s/ Gert Jan Rietberg
Name: Gert Jan Rietberg
Title: Managing Director B

[Signature Page to 7.00% Senior Notes due 2019 Supplemental Indenture]

Exhibit 10.240

ENDO GLOBAL VENTURES
as a Guaranteeing Subsidiary

By:	/s/ Susan Hall
Name: Susan Hall
Title: Director

[Signature Page to 7.00% Senior Notes due 2019 Supplemental Indenture]

Exhibit 10.240

AUXILIUM UK LTD
as a Guarantor

By:	/s/ Orla Dunlea
Name: Orla Dunlea
Title: Director

[Signature Page to 7.00% Senior Notes due 2019 Supplemental Indenture]

Exhibit 10.240

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Yana Kislenko
Name: Yana Kislenko
Title: Vice President

[Signature Page to 7.00% Senior Notes due 2019 Supplemental Indenture]